Annual Report

December 31, 2001

T. Rowe Price
New America Growth Portfolio

Dear Investor

The past year will certainly go down as one of the most difficult in our country's history - not only did the economy slip into recession, we also suffered our most devastating tragedy on September 11. The terrorist attacks at best delayed a recovery, and potentially drove the economy further into recession. The markets apparently believed that a recovery was merely delayed, and the fourth quarter was extremely strong for most indexes. After declining nearly 22% in a tough third quarter, your portfolio gained nearly 21% in the fourth quarter. This kind of volatility was present all year, as portfolio returns either rose or declined by double digits each quarter.

  Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
--------------------------------------------------------------------------------

  New America
  Growth Portfolio                                   -5.71%              -11.84%

  S&P 500 Stock Index                                -5.56               -11.89

  Lipper Variable Annuity
  Underlying Multi-Cap Growth
  Funds Average                                     -12.16               -26.81

  The New America Growth Portfolio performed in line with the broad S&P 500 Stock Index but significantly exceeded the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average for both the 6- and 12-month periods ended December 31, 2001. The first and third quarters were decidedly negative, whereas the portfolio had strong second and fourth quarters. Unfortunately, the negative quarters were larger than the positive, and the portfolio finished down nearly 12% for the year. This marks the second consecutive year of negative returns for both the portfolio and the S&P 500. While this is certainly disappointing, we were not surprised to see a retrenchment after the S&P 500 had risen for five consecutive years and more than tripled over that period.


MARKET ENVIRONMENT

  Prior to September 11, the Federal Reserve's persistent efforts to spur growth through interest rate cuts raised hopes that the slowing economy could be reinvigorated. The Fed acted aggressively throughout the year, reducing short-term interest rates 11 times by a total of 475 basis points (100 basis points equal one percentage point), bringing the fed funds target rate to 1.75% - its lowest level in 40 years. In the wake of the terrorist attacks, economists generally conceded that the U.S. had slipped into recession. Stocks, already suffering from poor corporate earnings, fell sharply following the attacks but rebounded late in the period as investors began to hope for a turnaround in 2002.

  Growth vs. Value

  2001                         Fourth           Second                     12
  Performance                 Quarter             Half                 Months

  Russell 1000
  Growth Index                  15.14%           -7.21%                -20.42%

  Russell 1000
  Value Index                    7.37            -4.39                  -5.59

  The strong fourth-quarter rally centered on growth stocks, but value outperformed growth for the year, with the Russell 1000 Value Index declining 5.59%, versus a nearly 21% fall for the Russell 1000 Growth Index. As one might expect, the growth index outperformed in the second and fourth quarters, while the value index outperformed in the first and third. In the growth arena, there was not much differentiation between large- and mid-cap stocks. The Russell Midcap Growth Index was basically in line with the larger-cap Russell 1000 Growth Index, with both down just over 20%. However, on the value side, the Russell Midcap Value Index soundly beat the Russell 1000 Value Index, actually rising 2.33% versus a more than 5% decline for the large-cap index.


PORTFOLIO REVIEW

  The market action this past year was in many ways a continuation of trends we saw in 2000. Technology stocks fell sharply as the inventory correction continued and corporate spending remained sluggish. Media stocks, particularly those exposed to advertising, also suffered as many companies pared their ad budgets. Fortunately, we held a sizable weighting in commercial services and supplies companies, which performed considerably better over the last two years. As we've said in previous letters, we strongly prefer companies in growth industries with strong recurring revenues. Each of our top three performers for both the 6- and 12-month periods meets these criteria.

  The best individual stocks for both periods were in the consulting and services industry within the information technology sector. Longtime holding Affiliated Computer Services, a leader in both IT outsourcing and business process outsourcing, is blessed with a high percentage of recurring revenues. Unlike other tech companies that have to continually resell their products, Affiliated enters each quarter with more than 85% of revenues in hand. The company benefited from strong new business and is poised for another strong year.

  Commercial services and supplies was the top contributing industry for both periods. Two payment processors with strong recurring revenues were standouts. First Data is the world's largest credit card processor and-through its ownership of Western Union-the largest money transfer company. Concord EFS is a major credit card processor that focuses on niche industries such as supermarket and convenience stores, and is also the largest processor of the faster-growing debit industry. Both companies stand squarely in the middle of the trend away from cash and checks toward electronic payments. Longtime holding Apollo, the largest degree-granting university in the U.S., was another strong performer. The company focuses primarily on working adults, a large niche that has generally not been served well by traditional universities. Buoying Apollo's growth is a fast-growing and very profitable online business.

  Health care providers and services were solid contributors for both the six months and year, led by Omnicare and Wellpoint Health Networks. Omnicare is the largest pharmaceutical distributor for the long-term care industry. While many nursing home and assisted-living companies have struggled, Omnicare has survived by tightly managing its business and staying away from customers who can't pay. Now that several competitors have failed, Omnicare appears to be in a stronger competitive position. Wellpoint is one of the nation's largest managed health care companies. The company originally operated solely in California, but recently began pursuing a nationwide expansion strategy through acquisitions and start-ups.

  On the flip side, information technology companies continued to struggle, and IT was the worst sector for both the 6- and 12-month periods. While there are strong signs that the deterioration is over, the snapback has yet to occur. Although stocks rallied in the fourth quarter, it is difficult to know if this was due to better business prospects, or simply because companies met lowered expectations. We suspect it was due to the latter, and as a result we were net sellers of technology into the fourth-quarter rally. We remained significantly underweight in technology compared to most growth indexes, and in line with the less aggressive S&P 500 Index. The worst performer in the sector over the last six months was Peregrine Systems, which provides software and services that allow companies to better manage their infrastructure. Although we believe that long-term demand will be very strong for Peregrine's products, the company was not able to escape the realities of the recession. Over the year, the worst stock by far was Exodus Communications, which we no longer own. It fell victim to the bursting dot-com bubble as demand for its services was severely hampered, and the company was forced to declare bankruptcy.

  For the most recent six months, Western Wireless and AOL Time Warner were the worst-performing individual stocks. We own Western Wireless, a large cellular communications company, because of its competitive position-since it provides service in rural areas, it generally has only one or two competitors in each market, compared to five or six competitors in major metropolitan areas. The stock struggled because much of its revenue growth comes from PCS customers of Sprint and AT&T who roam on Western's network. After September 11, decreased travel led to less roaming revenue. AOL Time Warner resulted from the merger of America Online and the cable networks and media properties of Time Warner. We are very excited about the prospects for this company, but it could not escape the slowdown in ad spending.

  Sector Diversification

                                              12/31/00                 6/30/01                 12/31/01
-------------------------------------------------------------------------------------------------------

  Consumer Discretionary                           21.5%                   23.9%                  22.9%

  Consumer Staples                                  1.9                     1.3                   1.0

  Energy and Utilities                              3.5                     2.8                   3.6

  Financials                                       11.8                    10.7                  10.9

  Health Care                                       9.0                    12.1                  15.4

  Industrials, Business
  Services, and Materials                          12.5                    11.1                  12.0

  Information Technology                           27.3                    25.9                  22.8

  Telecommunication
  Services                                          6.7                     5.2                   4.1

  Reserves & Other                                  5.8                     7.0                   7.3
  --------------------------------------------------------------------

  Total                                             100%                    100%                  100%

  Changes in sector weightings in the last six months reflected both the investment performance of the various sectors as well as some selective moves. We were net buyers of health care stocks and net sellers of IT and consumer discretionary stocks. Within health care, most purchases were made in services and pharmaceuticals. Within services, we bought Anthem, a managed care company, and HCA-Healthcare, a large hospital corporation. We also added two pharmaceutical companies, Merck and Schering-Plough. Pharmaceutical stock performance was somewhat spotty last year, as we appear to be in a period of limited new blockbuster products. However, valuations have become compelling, and we believe that 2003 and beyond will bring many new exciting products.

  Semiconductor companies were top performers in the fourth quarter, rising nearly 40% as a group. While we strongly believe in the long-term fortunes of the semiconductor industry, we trimmed several holdings as we felt that valuations became stretched. We would expect to buy many of them back if valuations improve or business strengthens more than we currently expect. Furthermore, although consumers have been very resilient throughout the recession, we felt it prudent to trim our overweight position in retailers.


OUTLOOK

  We appear to be near the end of the inventory correction and should begin to see some of the effects of the Fed's interest rate cuts. Additionally, the technology sell-off has taken some of the excesses out of the sector, which should help put some wind at our backs. It is in this kind of environment that growth stocks typically perform well.

  It's not all clear sailing ahead, however. Even though the economic climate should improve, many growth sectors still appear overvalued. While it is important not to value growth stocks based on trough earnings, it appears that some stock prices are discounting a very steep earnings recovery, particularly in technology. We will continue to tread carefully, looking for stocks we believe can generate earnings and cash flow sufficient to justify current valuations.

  Given what we see today, it is likely that we will remain underweighted in IT in the near term and look for better entry points to increase the weighting. Fortunately, we see other areas that appear to offer strong growth prospects at reasonable valuations. Many service companies are generating strong recurring revenues and cash flows, and their stocks sell at reasonably attractive prices. This is where the New America Growth Portfolio will continue to focus. We are very excited about the growth prospects of our top holdings and are cautiously optimistic that 2002 will end the market's two-year negative return streak.

  Respectfully submitted,

  Marc L. Baylin
  Chairman of the portfolio's Investment Advisory Committee
  January 24, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.


Portfolio Highlights

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                     12/31/01
--------------------------------------------------------------

First Data                                               3.5%

Affiliated Computer Services                             2.8

Freddie Mac                                              2.8

Liberty Media                                            2.6

Waddell & Reed Financial                                 2.5

Concord EFS                                              2.5

Target                                                   2.3

Home Depot                                               2.3

Apollo                                                   2.2

Pfizer                                                   2.2

Viacom                                                   2.1

Flextronics                                              2.0

Clear Channel Communications                             1.9

Microsoft                                                1.9

Family Dollar Stores                                     1.9

Laboratory Corporation of America                        1.8

Omnicare                                                 1.8

Western Wireless                                         1.7

AOL Time Warner                                          1.6

Costco Wholesale                                         1.6

Wellpoint Health Networks                                1.5

TMP Worldwide                                            1.5

Comcast                                                  1.5

Crown Castle                                             1.4

Vodafone                                                 1.3

Total                                                   51.2%
--------------------------------------------------------------
Note: Table excludes reserves.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

New America Growth Portfolio


                                           Lipper Variable Annuity
                    S&P 500                   Underlying Multi-Cap                   New America
                Stock Index                   Growth Funds Average              Growth Portfolio

03/31/1994           10,000                                 10,000                        10,000
12/31/1994           10,532                                 10,305                        10,100
12/31/1995           14,489                                 14,178                        15,260
12/31/1996           17,816                                 16,778                        18,325
12/31/1997           23,760                                 20,216                        22,195
12/31/1998           30,550                                 25,638                        26,303
12/31/1999           36,978                                 44,017                        29,657
12/31/2000           33,610                                 41,733                        26,506
12/31/2001           29,616                                 33,380                        23,367


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 12/31/01

                                                                        Since           Inception
1 Year                       3 Years             5 Years            Inception                Date
-------------------------------------------------------------------------------------------------

-11.84%                       -3.87%               4.98%               11.57%             3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.



Portfolio Highlights
Contributions to the Change in Net Asset Value Per Share
6 Months Ended 12/31/01


TEN BEST CONTRIBUTORS
------------------------------------------------

Equifax **                                                  66(cents)

Affiliated Computer Services                                20

First Data                                                  12

Concord EFS                                                 11

Target                                                       6

Family Dollar Stores                                         6

Omnicare                                                     6

Wellpoint Health Networks                                    5

Home Depot                                                   4

Apollo                                                       4
----------------------------------------------------------------------

Total                                                      140(cents)
----------------------------------------------------------------------



TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless                                          - 15(cents)

AOL Time Warner                                             15

Liberty Media                                               11

Peregrine Systems                                           10

TMP Worldwide                                               10

Allegiance Telecom                                          10

VeriSign                                                     9

Crown Castle                                                 9

Providian Financial **                                       9

Clear Channel Communications                                 8

Total                                                    - 106(cents)
---------------------------------------------------------------------



12 Months Ended 12/31/01

TEN BEST CONTRIBUTORS
------------------------------------------------

Equifax ***                                                 66(cents)

Affiliated Computer Services                                30

First Data                                                  23

Concord EFS                                                 18

Family Dollar Stores                                        17

Apollo                                                      14

Microsoft                                                   12

Target                                                       8

Wellpoint Health Networks *                                  7

TJX                                                          6
---------------------------------------------------------------------

Total                                                      201(cents)
---------------------------------------------------------------------



TEN WORST CONTRIBUTORS
------------------------------------------------

Exodus Communications **                                  - 51(cents)

JDS Uniphase                                                27

Macromedia **                                               27

Crown Castle                                                20

Cisco Systems                                               19

Allegiance Telecom                                          17

Nextel Communications                                       14

EMC                                                         13

Schlumberger                                                13

Morgan Stanley Dean Witter                                  12
---------------------------------------------------------------------

Total                                                    - 213(cents)
---------------------------------------------------------------------

  *   Position added
 **  Position eliminated
*** Acquired by another company



Financial Highlights
T. Rowe Price New America Growth Portfolio

                          For a share outstanding throughout each period
                          --------------------------------------------------
                                         Year
                                        Ended
                                     12/31/01        12/31/00        12/31/99       12/31/98       12/31/97

NET ASSET VALUE
Beginning of period                   $ 20.91         $ 26.18         $ 24.74        $ 21.35        $ 17.67

Investment activities
  Net investment
  income (loss)                        (0.04)          (0.04)          (0.07)         (0.08)              -

  Net realized and
  unrealized gain (loss)               (2.44)          (2.64)            3.10           3.97           3.73

  Total from
  investment activities                (2.48)          (2.68)            3.03           3.89           3.73

Distributions
  Net investment income                     -               -               -              -              -
  Net realized gain                    (0.31)          (2.59)          (1.59)         (0.50)         (0.05)

  Total distributions                  (0.31)          (2.59)          (1.59)         (0.50)         (0.05)

NET ASSET VALUE
End of period                         $ 18.12         $ 20.91         $ 26.18        $ 24.74        $ 21.35
                                      ---------------------------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)                (11.84)%        (10.62)%          12.75%         18.51%         21.12%

Ratio of total expenses to
average net assets                      0.85%           0.85%           0.85%          0.85%          0.85%

Ratio of net investment
income (loss) to average
net assets                            (0.20)%         (0.18)%         (0.30)%        (0.34)%          0.02%

Portfolio turnover rate                 56.4%           89.2%           42.1%          46.0%          37.3%

Net assets, end of period
(in thousands)                       $ 90,282       $ 108,835       $ 125,974      $ 118,989       $ 96,991

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price New America Growth Portfolio
December 31, 2001
                                                               Shares                    Value
----------------------------------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 92.7%
CONSUMER DISCRETIONARY 22.9%
Hotels, Restaurants & Leisure 1.3%
Outback Steakhouse *                                           19,800                    $ 678

Starbucks *                                                    27,000                      515

                                                                                         1,193

Media 12.8%
AOL Time Warner *                                              45,700                    1,467

Catalina Marketing *                                           18,500                      642

Charter Communications
  (Class A) *                                                  33,000                      542

Clear Channel Communications *                                 34,000                    1,731

Comcast (Class A Special) *                                    36,500                    1,314

Lamar Advertising (Class A) *                                   5,300                      224

Liberty Media (Series A) *                                    170,000                    2,380

TMP Worldwide *                                                31,600                    1,356

Viacom (Class B) *                                             43,624                    1,926

                                                                                        11,582

Multiline Retail 5.8%
Costco Wholesale *                                             32,000                    1,420

Family Dollar Stores                                           56,700                    1,700

Target                                                         51,000                    2,094

                                                                                         5,214

Specialty Retail 3.0%
Home Depot                                                     40,000                    2,040

TJX                                                            16,500                      658

                                                                                         2,698

Total Consumer Discretionary                                                            20,687

CONSUMER STAPLES 1.0%
Food & Drug Retailing 1.0%
Safeway *                                                      21,000                      877

Total Consumer Staples                                                                     877

ENERGY 3.3%
Energy Equipment & Services 3.3%
Baker Hughes                                                   21,000                      766

Diamond Offshore Drilling                                      28,050                      853

Schlumberger                                                    9,200                      505

Smith *                                                        16,300                      874

Total Energy                                                                             2,998


FINANCIALS 10.9%
Diversified Financials 9.3%
AMBAC                                                           8,800                    $ 509

Charles Schwab                                                 20,000                      310

Citigroup                                                      18,500                      934

Freddie Mac                                                    38,000                    2,485

Goldman Sachs                                                  10,250                      951

Morgan Stanley Dean Witter                                     16,500                      923

Waddell & Reed Financial
  (Class A)                                                    70,100                    2,257

                                                                                         8,369

Insurance 1.6%
AIG                                                            12,600                    1,000

Marsh & McLennan                                                4,150                      446

                                                                                         1,446

Total Financials                                                                         9,815

HEALTH CARE 15.4%
Biotechnology 3.5%
Abgenix *                                                      17,000                      572

Amgen *                                                        10,400                      587

Cephalon *                                                      5,950                      449

Genentech *                                                     8,500                      461

MedImmune *                                                    22,900                    1,061

                                                                                         3,130

Health Care Equipment & Supplies 0.3%
Waters Corporation *                                            7,200                      279

                                                                                           279

Health Care Providers & Services 5.8%
Anthem *                                                        7,600                      376

HCA-Healthcare                                                  6,500                      251

Laboratory Corporation
  of America *                                                 20,400                    1,649

Omnicare                                                       65,800                    1,637

Wellpoint Health Networks *                                    11,800                    1,379

                                                                                         5,292

Pharmaceuticals 5.8%
Allergan                                                        9,000                      675

American Home Products                                         17,000                    1,043

Eli Lilly                                                       3,800                      298

King Pharmaceuticals *                                         10,533                      444

Merck                                                           6,000                      353

Pfizer                                                         49,300                  $ 1,965

Schering-Plough                                                12,500                      448

                                                                                         5,226

Total Health Care                                                                       13,927

INDUSTRIALS & BUSINESS SERVICES 11.3%
Air Freight & Couriers 0.2%
Expeditors International
  of Washington                                                 3,300                      188

                                                                                           188

Commercial Services & Supplies 9.8%
Apollo (Class A) *                                             45,000                    2,025

Choicepoint *                                                  10,000                      507

Concord EFS *                                                  68,200                    2,236

First Data                                                     40,200                    3,154

Paychex                                                         4,700                      164

Robert Half *                                                  16,800                      448

Viad                                                           14,100                      334

                                                                                         8,868

Industrial Conglomerates 1.3%
GE                                                             28,400                    1,138

                                                                                         1,138

Total Industrials & Business Services                                                   10,194

INFORMATION TECHNOLOGY 22.4%
Communications Equipment 4.3%
Brocade Communications Systems *                                9,500                      315

Cisco Systems *                                                62,500                    1,132

Crown Castle International *                                  122,000                    1,303

JDS Uniphase *                                                 47,000                      408

Juniper Networks *                                              7,200                      136

Nokia ADR                                                      15,800                      387

QUALCOMM *                                                      3,500                      177

                                                                                         3,858

Computers & Peripherals 0.2%
EMC *                                                          15,200                      204

                                                                                           204

Electronic Equipment & Instruments 2.5%
Flextronics *                                                  76,000                    1,824

Jabil Circuit *                                                20,250                      460

                                                                                         2,284


Internet Software & Services 1.0%
Internet Security Systems *                                     4,900                    $ 157

VeriSign *                                                     20,749                      790

                                                                                           947

IT Consulting & Services 4.2%
Affiliated Computer Services
  (Class A) *                                                  24,200                    2,568

SmartForce ADR *                                               16,700                      414

SunGard Data Systems *                                         26,400                      764

                                                                                         3,746

Semiconductor Equipment & Products 4.1%
Agere Systems *                                                70,000                      398

Analog Devices *                                               21,700                      963

Applied Materials *                                            14,050                      564

Maxim Integrated Products *                                    15,500                      814

Texas Instruments                                              12,000                      336

Xilinx *                                                       14,900                      582

                                                                                         3,657

Software 6.1%
Adobe Systems                                                   6,000                      186

Amdocs *                                                       15,500                      527

Electronic Arts *                                               9,500                      570

Mercury Interactive *                                          12,500                      425

Microsoft *                                                    26,000                    1,723

Oracle *                                                       30,000                      414

Peregrine Systems *                                            40,100                      594

Siebel Systems *                                               18,250                      511

VERITAS Software *                                             13,200                      592

                                                                                         5,542

Total Information Technology                                                            20,238

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 0.6%
Allegiance Telecom *                                           64,500                      536

                                                                                           536

Wireless Telecommunication Services 3.5%
Nextel Communications *                                        37,000                      406

Vodafone ADR                                                   46,000                    1,181

Western Wireless (Class A) *                                   54,300                    1,534

                                                                                         3,121

Total Telecommunication Services                                                         3,657

Other Miscellaneous Common Stocks 1.4%                                                   1,260

Total Common Stocks (Cost $69,971)                                                      83,653


SHORT-TERM INVESTMENTS 7.4%

Money Market Fund 7.4%
T. Rowe Price Reserve Investment
  Fund, 2.43% #                                             6,709,724                    6,710

Total Short-Term Investments
  (Cost $6,710)                                                                          6,710
Total Investments in Securities
100.1% of Net Assets (Cost $76,681)                                                   $ 90,363

Other Assets Less Liabilities                                                             (81)

NET ASSETS                                                                            $ 90,282
                                                                                      --------

Net Assets Consist of:
Undistributed net realized gain (loss)                                               $ (8,300)

Net unrealized gain (loss)                                                              13,682

Paid-in-capital applicable to
  4,982,102 shares of $0.0001 par
  value capital stock outstanding;
  1,000,000,000 shares of the
  Corporation authorized                                                                84,900

NET ASSETS                                                                            $ 90,282
                                                                                      --------

NET ASSET VALUE PER SHARE                                                              $ 18.12
                                                                                      --------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/01
Investment Income (Loss)
Income
  Dividend                                                                $ 321
  Interest                                                                  298

  Total income                                                              619

Expenses
  Investment management and administrative                                  807

Net investment income (loss)                                               (188)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   (8,198)
Change in net unrealized gain or loss on securities                      (4,781)

Net realized and unrealized gain (loss)                                 (12,979)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ (13,167)
                                                                      ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands
                                                                 Year
                                                                Ended
                                                             12/31/01                 12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ (188)                  $ (210)
  Net realized gain (loss)                                    (8,198)                   9,063
  Change in net unrealized gain (loss)                        (4,781)                 (21,949)

  Increase (decrease) in net assets
  from operations                                            (13,167)                 (13,096)

Distributions to shareholders
  Net realized gain                                           (1,525)                 (12,052)

Capital share transactions *
  Shares sold                                                 13,804                   23,400
  Distributions reinvested                                     1,525                   12,052
  Shares redeemed                                            (19,190)                 (27,443)

  Increase (decrease) in net assets
  from capital share transactions                             (3,861)                   8,009

Net Assets
Increase (decrease) during period                            (18,553)                 (17,139)
Beginning of period                                          108,835                  125,974

End of period                                                $ 90,282                $ 108,835
                                                             --------                ---------
*Share information
  Shares sold                                                    744                      929
  Distributions reinvested                                        85                      554
  Shares redeemed                                             (1,051)                  (1,091)

  Increase (decrease) in shares
  outstanding                                                   (222)                     392

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $50,365,000 and $56,227,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

  Distributions during the year ended December 31, 2001 totaled $1,525,000 and were characterized as long-term capital gain for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------
  Unrealized appreciation                                           $ 24,088,000
  Unrealized depreciation                                           (11,680,000)

  Net unrealized appreciation (depreciation)                          12,408,000
  Capital loss carryforwards                                         (7,026,000)

  Distributable earnings                                               5,382,000
  Paid-in capital                                                     84,900,000

  Net assets                                                        $ 90,282,000
                                                                    ------------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31, 2001 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $1,274,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund has $7,026,000 of capital loss carryforwards that expire in 2009.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
  Undistributed net investment income                                  $ 188,000
  Undistributed net realized gain                                          8,000
  Paid-in capital                                                      (196,000)

  At December 31, 2001, the cost of investments for federal income tax purposes was $77,955,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $106,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $291,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

  To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price New America Growth Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price New America Growth Portfolio (one of the portfolios comprising
  T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 18, 2002



T. Rowe Price New America Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/01

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,525,000 from long-term capital gains, subject to the 20% rate gains category.



T. Rowe Price New America Growth Portfolio

ANNUAL MEETING RESULTS

The T. Rowe Price New America Growth Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

  M. David Testa                                              F. Pierce Linaweaver
  Affirmative:                      55,803,532.057            Affirmative:                     55,772,705.044
  Withhold:                          1,339,603.458            Withhold:                         1,370,430.471
  Total:                            57,143,135.515            Total:                           57,143,135.515

  John H. Laporte                                             Hanne M. Merriman
  Affirmative:                      55,810,541.169            Affirmative:                     55,778,160.590
  Withhold:                          1,332,594.346            Withhold:                         1,364,974.925
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Calvin W. Burnett                                           John G. Schreiber
  Affirmative:                      55,659,905.332            Affirmative:                     55,792,076.709
  Withhold:                          1,483,230.183            Withhold:                         1,351,058.806
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Anthony W. Deering                                          Hubert D. Vos
  Affirmative:                      55,788,993.176            Affirmative:                     55,692,022.493
  Withhold:                          1,354,142.339            Withhold:                         1,451,113.022
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Donald W. Dick, Jr.                                         Paul M. Wythes
  Affirmative:                      55,817,878.128            Affirmative:                     55,702,534.019
  Withhold:                          1,325,257.387            Withhold:                         1,440,601.496
  Total:                            57,143,135.515            Total:                           57,143,135.515

  David K. Fagin                                              James S. Riepe
  Affirmative:                      55,794,498.135            Affirmative:                     55,791,955.722
  Withhold:                          1,348,637.380            Withhold:                         1,351,179.793
  Total:                            57,143,135.515            Total:                           57,143,135.515

T. Rowe Price New America Growth Portfolio

Independent Directors

                                                                                                 Number of             Other
                                                                                                 Portfolios in         Directorships
                                                Term of Office*                                  Fund Complex          of Public
Name, Address, and            Position(s) Held  and Length of           Principal Occupation(s)  Overseen by           Companies
Date of Birth                 With Fund         Time Served             During Past 5 Years      Director              Held

Calvin W. Burnett,Ph.D.       Director         Elected 2001             President, Coppin State     97             Provident Bank of
100 East Pratt Street                                                   College                                    Maryland
3/16/32


Anthony W. Deering            Director         Elected 2001             Director, Chairman of the     97           The Rouse Company
100 East Pratt Street                                                   Board, President, and
1/28/45                                                                 Chief Executive Officer,
                                                                        The Rouse Company, real
                                                                        estate developers

Donald W. Dick, Jr.           Director         Elected 1994             Principal, EuroCapital          97            Not Applicable
100 East Pratt Street                                                   Advisors, LLC, an
1/27/43                                                                 acquisition and
                                                                        management advisory firm

David K. Fagin                Director         Elected 1994             Director, Dayton Mining        97   Dayton Mining
100 East Pratt Street                                                   Corporation (6/98 to                Corporation, Golden Star
4/9/38                                                                  present), Golden Star               Resources Ltd., and
                                                                        Resources Ltd., and                 Canyon Resources, Corp.
                                                                        Canyon Resources, Corp.
                                                                        (5/00 to present);
                                                                        Chairman and President,
                                                                        Nye Corporation

F. Pierce Linaweaver          Director         Elected 2001             President, F. Pierce            97            Not Applicable
100 East Pratt Street                                                   Linaweaver & Associates,
8/22/34                                                                 Inc., consulting
                                                                        environmental and civil
                                                                        engineers

Hanne M. Merriman             Director         Elected 1994             Retail Business                 97    Ann Taylor Stores
100 East Pratt Street                                                   Consultant                            Corporation, Ameren
11/16/41                                                                                                      Corp., Finlay
                                                                                                              Enterprises, Inc., The
                                                                                                              Rouse Company, and US
                                                                                                              Airways Group, Inc.

John G. Schreiber             Director         Elected 2001             Owner/President, Centaur        97    AMLI Residential
100 East Pratt Street                                                   Capital Partners, Inc.,               Properties Trust, Host
10/21/46                                                                a real estate investment              Marriott Corporation,
                                                                        company; Senior Advisor               and The Rouse Company,
                                                                        and Partner, Blackstone               real estate developers
                                                                        Real Estate Advisors, L.P.

Hubert D. Vos                 Director         Elected 1994             Owner/President, Stonington     97            Not Applicable
100 East Pratt Street                                                   Capital Corporation, a
8/2/33                                                                  private investment company

Paul M. Wythes                Director         Elected 1994             Founding Partner of Sutter      97       Teltone Corporation
100 East Pratt Street                                                   Hill Ventures, a venture
6/23/33                                                                 capital limited partnership,
                                                                        providing equity capital
                                                                        to young high-technology
                                                                        companies throughout the
                                                                        United States

* Each director serves until election of a successor.



T. Rowe Price New America Growth Portfolio

Inside Directors

                                                                                                       Number of       Other
                                                                                                       Portfolios in   Directorships
                                                Term of Office*                                        Fund Complex    of Public
Name, Address, and            Position(s) Held  and Length of           Principal Occupation(s)        Overseen by     Companies
Date of Birth                 With Fund         Time Served             During Past 5 Years            Director        Held

John H. Laporte               Director          Elected 1994            Managing Director, T. Rowe         15         Not Applicable
100 East Pratt Street                                                   Price; Managing Director
7/26/45                                                                 and Director, T. Rowe
                                                                        Price Group, Inc.

James S. Riepe                Director          Elected 1994             Vice Chairman of the Board,       82         Not Applicable
100 East Pratt Street                                                   Director, and Managing
6/25/43                                                                 Director, T. Rowe Price
                                                                        Group, Inc.; Director and
                                                                        Managing Director, T. Rowe
                                                                        Price; Chairman of the
                                                                        Board and Director, T. Rowe
                                                                        Price Investment Services,
                                                                        Inc., T. Rowe Price
                                                                        Retirement Plan Services,
                                                                        Inc., and T. Rowe Price
                                                                        Services, Inc.; Chairman of
                                                                        the Board, Director,
                                                                        President, and Trust Officer,
                                                                        T. Rowe Price Trust Company;
                                                                        Director, T. Rowe Price
                                                                        International, Inc.

M. David Testa                Director         Elected 1994             Vice Chairman of the Board,       97          Not Applicable
100 East Pratt Street                                                   Chief Investment Officer,
4/22/44                                                                 Director, and Managing
                                                                        Director, T. Rowe Price Group,
                                                                        Inc.; Chief Investment
                                                                        Officer, Director, and
                                                                        Managing Director, T. Rowe
                                                                        Price; Vice President and
                                                                        Director, T. Rowe Price
                                                                        Trust Company; Director,
                                                                        T. Rowe Price International, Inc.

* Each director serves until election of a successor.